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                                                                   EXHIBIT 10.23

                   FOURTH AMENDMENT TO AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is dated as of the 20th day of March, 2000 by and among CMC HEARTLAND PARTNERS, a Delaware general partnership ("CMC") and HEARTLAND PARTNERS, L.P., a Delaware limited partnership ("Heartland"), jointly and severally (CMC and Heartland are referred to herein from time to time individually as a "Borrower" and collectively as "Borrowers"); and LASALLE BANK NATIONAL ASSOCIATION, a national banking association ("Bank").

                             W I T N E S S E T H:

     WHEREAS, Bank and Borrowers entered into that certain Amended and Restated Loan and Security Agreement dated as of June 30, 1998, as amended by that certain Amendment to Amended and Restated Loan and Security Agreement dated as of October 23, 1998, that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of April 29, 1999 and that certain Third Amendment to Amended and Restated Loan and Security Agreement dated as of November 18, 1999 (the "Agreement"), and now desire to amend the Agreement to, among other things, (i) add CMC Heartland Partners IV, LLC, a Delaware limited liability company ("Partners"), as a party to the Agreement, (ii) increase Bank's commitment to Borrowers, (iii) increase the interest rate, and (iv) add a certain parcel of real property located in Fife, Washington to the collateral securing the Loans (as defined in the Agreement) as further set forth in this Amendment.

     NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Fourth Amendment, the parties, intending to be bound, hereby agree as follows:

     1.   Incorporation of the Agreement.  All capitalized terms which are not
          ------------------------------
defined hereunder shall have the same meanings as set forth in the Agreement, and the Agreement to the extent not inconsistent with this Amendment is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth in Paragraph 2 below, such terms and
                                              -----------
provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

     2.   Amendment of the Agreement.  The Agreement is hereby amended as
          --------------------------
follows:
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          (1)  Any and all references to the Agreement shall be deemed to refer to and include this Amendment, as the same may be further amended, modified or supplemented from time to time.

          (2) The definition of the term "Environmental Indemnity Agreement" in Paragraph 1.1 is hereby amended and restated to read in its entirety as follows:
-------------

               "Environmental Indemnity Agreement" means that certain
                ---------------------------------
               Amended and Restated Environmental Indemnity Agreement dated as of June 30, 1998 made by Borrowers in favor of Bank, as amended by that certain Amendment to Amended and Restated Environmental Indemnity Agreement dated as of April 29, 1999 and that certain Second Amendment to Amended and Restated Environmental Indemnity Agreement dated as of March 20, 2000.

          (3) The definition of the term "Galewood Assignment of Rents" in Paragraph 1.1 is hereby amended and restated to read in its entirety as follows:
-------------

               "Galewood Assignment of Rents" means that certain
                ----------------------------
               Assignment of Rents and Leases dated as of June 30, 1998 between CMC and Bank with respect to the Galewood Mortgaged Property, as amended by that certain Amendment to Assignment of Rents and Leases dated as of October 23, 1998, that certain Second Amendment to Assignment of Rents and Leases dated as of April 29, 1999, that certain Second Amendment to Assignment of Rents and Leases dated November 18, 1999 and that certain Fourth Amendment to Assignment of Rents and Leases dated as of March 20, 2000, as the same may be amended, modified or supplemented from time to time.

          (4)  The definition of the term "Galewood Mortgage" in Paragraph 1.1
                                                                 -------------
is hereby amended and restated to read in its entirety as follows:

               "Galewood Mortgage" means that certain Mortgage and
                -----------------
               Security Agreement dated June 30, 1998 between CMC and Bank with respect to the Galewood Mortgaged Property, as amended by that certain Amendment to Mortgage and Security Agreement dated as of October 23, 1998, that certain Second Amendment to Mortgage and Security Agreement dated as of April 29, 1999, that certain Third Amendment to Mortgage and Security Agreement dated as of November 18, 1999 and that certain Fourth Amendment to Mortgage to Security Agreement dated as of March 20, 2000, as the same may be further amended, modified or supplemented from time to time.

          (5) The definition of the term "Kinzie Station Assignment of Rents" in Paragraph 1.1 is hereby amended and restated to read in its entirety as
   -------------
follows:

               "Kinzie Station Assignment of Rents" means that certain
                ----------------------------------
               Assignment of Rents and Leases dated as of March 15, 1996 made by CMC in favor of Bank with respect to the Kinzie Station Mortgaged Property, as amended by that certain Amendment to Assignment of Rents and Leases dated as of May 14, 1997, that certain Second Amendment to Assignment of Rents and Leases dated as of April 30, 1998, that certain Third Amendment to Assignment of Rents and Leases dated as of June 30, 1998, that certain Fourth Amendment to Assignment of Rents and Leases dated as of October 23, 1998, that certain Fifth Amendment to Assignment of Rents and Leases dated as of April 29, 1999, that certain Sixth Amendment to Assignment of Rents and Leases dated as of November 18, 1999 and that certain Seventh Amendment to Assignment of Rents and Leases dated as of March 20, 2000, as the same may be further amended, modified or supplemented from time to time.

          (6)  The definition of the term "Kinzie Station Mortgage" in Paragraph
                                                                       ---------
1.1 is hereby amended and restated in its entirety to read as follows:
---

               "Kinzie Station Mortgage" means that certain Mortgage
                -----------------------
               and Security Agreement dated as of March 15, 1996, made by CMC in favor of Bank with respect to the Kinzie Station Mortgaged Property, as amended by that certain Amendment to Mortgage and Security Agreement dated as of May 14, 1997, that certain Second Amendment to Mortgage and Security Agreement dated as of April 30, 1998, that certain Third Amendment to Mortgage and Security Agreement dated as of June 30, 1998, that certain Fourth Amendment to Mortgage and Security Agreement dated as of October 23, 1998, that certain Fifth Amendment to Mortgage and Security Agreement dated as of April 29, 1999, that certain Sixth Amendment to Mortgage and Security Agreement dated as of November 18, 1999 and that certain Seventh Amendment to Mortgage and Security Agreement dated as of March 20, 2000, as the same may be further amended, modified or supplemented from time to time.

          (7)  The definition of the term "Mortgaged Properties" in Paragraph
                                                                    ---------
1.1 is hereby amended and restated to read in its entirety as follows:
---

               "Mortgaged Properties" means the Galewood Mortgaged
                --------------------
               Property, the Kinzie Station Mortgaged Property, the Milwaukee Mortgaged Property and the Fife Mortgaged Property.

          (8)  The definition of the term "Other Agreements" in Paragraph 1.1 is
                                                                -------------
hereby amended and restated to read in its entirety as follows:

               "Other Agreements" means all agreements, instruments
                ----------------
               and documents, including, without limitation, Letters of Credit, guaranties, mortgages, deeds of trust, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, leases, financing statements and all other written matter heretofore, now and/or from time to time hereafter executed by and/or on behalf of Borrowers in favor of Bank including, without limitation, the Revolving Note, the Pledge Agreement, the Galewood Mortgage, the Galewood Assignment of Rents, the Kinzie Station Mortgage, the Kinzie Station Assignment of Rents, the Milwaukee Mortgage, the Milwaukee Assignment of Rents, the Fife Mortgage, the Fife Assignment of Rents and the Environmental Indemnity Agreement, all as may be modified, amended or supplemented from time to time.

          (9)  The definition of the term "Revolving Margin" in Paragraph 1.1 is
                                                                -------------
hereby amended and restated to read in its entirety as follows:

               "Revolving Margin" means One and One-Half percent (1 1/2%).
                ----------------

          (10) The definition of the term "Revolving Note" in Paragraph 1.1 is
                                                              -------------
hereby amended and restated to read in its entirety as follows:

               "Revolving Note" means that certain Substitute
                --------------
               Revolving Note dated as of March 20, 2000 made by Borrowers, jointly and severally, in favor of Bank, in the maximum principal amount available of Fifteen Million Three Hundred Thousand and 00/100 Dollars ($15,300,000), as the same may be amended, modified or supplemented from time to time, together with any renewals thereof or exchanges or substitutes therefor.

          (11) The following definitions are hereby added to Paragraph 1.1 to
                                                             -------------
read in their entirety as follows:

               "Fife Assignment of Rents" means that certain
                ------------------------
               Assignment of Rents and Leases dated as of March 20, 2000 between Partners and Bank with respect to the Fife Mortgaged Property, as the same may be amended, modified or supplemented from time to time.

               "Fife Mortgage" means that certain Mortgage and
                -------------
               Security Agreement dated as of March 20, 2000 between Partners and Bank with respect to the Fife Mortgaged Property, as the same may be amended, modified or supplemented from time to time.

               "Fife Mortgaged Property" means that certain parcel of
                -----------------------
               land consisting of approximately 177 acres, located in Fife, Washington in the county of Pierce, serving as collateral hereunder and legally described on Schedule
                                                             --------
               1.1D attached hereto and made a part hereof.
               ----

          (12) Paragraph 2.1 is hereby amended and restated to read in its
               -------------
entirety as follows:

               2.1  Revolving Credit Commitment. On the terms and
                    ---------------------------
               subject to the conditions set forth in this Agreement, Bank agrees to make revolving credit available and Letters of Credit available to Borrowers from time to time prior to the Revolving Credit Termination Date with respect to revolving credit loans and the Letter of Credit Termination Date with respect to Letters of Credit, in such aggregate amounts as Borrowers may from time to time request but in no event exceeding Fifteen Million Three Hundred Thousand Dollars ($15,300,000) in the aggregate (the "Revolving Credit Commitment"); provided, however, that in no event shall the aggregate amount of Letters of Credit outstanding at any one time exceed the Letter of Credit Limit. The Revolving Credit Commitment shall be available to Borrowers by means of Loans, it being understood that the Loans may be repaid and used again during the period from the date hereof to and including the Revolving Credit Termination Date, at which time the Revolving Credit Commitment shall expire.

     3.   Assent to Agreement.  Partners is hereby made a Borrower under the
          -------------------
Agreement and agrees to be bound by the applicable terms and conditions of the Agreement as of the date hereof, and hereby assumes all obligations and is entitled to the rights and benefits of a Borrower under the Agreement. From and after the date hereof, any and all references to the Borrowers shall be deemed to include Partners, except for references to the Borrowers relating to their status prior to this Amendment and with respect to representations and warranties made as of or with respect to a specific prior date(s).

     4.   Grant of Security Interest.  In consideration of the Loans, and as
          --------------------------
security therefor and for the payment of any and all liabilities and obligations of each Borrower to the Bank, howsoever created, arising or evidenced, and howsoever owned, held or acquired, whether now or hereafter existing, whether now due or to become due, whether direct or indirect, or absolute or contingent, and whether several, joint or joint and several (the "Obligations"), CMC and Heartland hereby reaffirm their grants of security interests to Bank pursuant to
Section 7.1 of the Agreement as security for the Obligations of each Borrower
-----------
under the Agreement and Partners hereby pledges, assigns, transfers and delivers to the Bank and does hereby grant to the Bank a continuing and unconditional security interest in and to any and all property of each Borrower of any kind or description, tangible or intangible, whether now owned or existing, or hereafter acquired or coming into existence, wherever now or hereafter located, including, but not limited to (a) cash, negotiable instruments, documents of title, chattel paper, securities, certificates of deposit, deposit accounts, interest or dividends thereon, other cash equivalents and all other property of whatever description of such Borrower, whether now existing or hereafter acquired, and wherever now or hereafter located, and now or hereafter in transit to, or in possession or control of or assigned to the Bank, and the products and proceeds therefrom; and (b) the additional property of such Borrower, whether now existing or hereafter acquired, wherever now or hereafter located, and the products and proceeds therefrom and additions and accessions with respect thereto identified and set forth as follows:

          (1) All accounts, and all Goods, repossessed from or returned by an Account Debtor, whose sale, lease, or other disposition any Borrower have given rise to Accounts;

          (2)  All Inventory; All Goods, other than Inventory;

          (3) All Equipment (including without limitation vehicles and furniture) and Fixtures;

          (4)  All Chattel Paper, Instruments, Documents and General
Intangibles;

          (5) All insurance policies and proceeds insuring the foregoing property or any part thereof, including unearned premiums; and

          (6) All books, records, customer lists, supplier lists and all other evidences of such Borrower's business records; and all computer records, software and programs.

     5.   Commitment Fee. As a condition of Bank's agreement to enter into this
          --------------
Agreement, Borrowers hereby agree to pay to Bank a commitment fee equal to One Hundred Sixty Three Thousand Dollars ($153,000) which shall be due and payable as of the date of this Amendment (the "Commitment Fee").

     6.   Closing Documents. All the documents on the Closing Checklist
          -----------------
(attached hereto as Exhibit A) shall be delivered concurrently with this
                    ---------
Amendment, each in form and substance satisfactory to Bank.

     7.   Representations and Warranties; No Event of Default; Schedules. The
          --------------------------------------------------------------
representations and warranties set forth in Paragraph 8.1 of the Agreement are
                                            -------------
deemed remade as of the date hereof and each Borrower represents that such representations and warranties are true and correct as of the date hereof. No Event of Default exists nor does there exist any event or condition which with notice, lapse of time and/or the consummation of the transactions contemplated hereby would constitute an Event of Default. The following schedules to the Agreement, attached hereto as Exhibit B, are hereby deemed amended and restated:
                              ---------
A new Schedule 1.1D attached hereto is hereby added to the Agreement in its
      -------------
entirety. [OTHERS TO BE DETERMINED]

     8.   Fees and Expenses. The Borrowers agree to pay on demand all costs and
          -----------------
expenses of or incurred by Bank in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment and the other instruments and documents executed and delivered in connection with the transactions described herein (including the filing or recording thereof), including, but not limited to, the fees and expenses of counsel for the Bank and any future amendments to the Agreement. Borrowers also agree to pay to Bank the Commitment Fee on the date hereof.

     9.   Effectuation.  The amendments to the Agreement contemplated by this
          ------------
Amendment shall be deemed effective immediately upon the full execution of this Amendment and without any further action required by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Amendment.

     10.  Counterparts.  This Amendment may be executed in two or more
          ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Fourth Amendment as of the date first above written.

                                             CMC HEARTLAND PARTNERS, a
                                             Delaware general partnership

                                             By: HEARTLAND TECHNOLOGY, INC., a
                                                 Delaware corporation and an
                                                 authorized general partner


                                             By:________________________________
                                                   Its President

                                             By: HEARTLAND PARTNERS, L.P., a
                                                 Delaware limited partnership
                                                 and an authorized general
                                                 partner

                                             By:  Heartland Technology, Inc.,
                                             Its: General Partner


                                             By:________________________________
                                                   Its President

                                             HEARTLAND PARTNERS, L.P.,
                                             a Delaware limited partnership

                                             By:  Heartland Technology, Inc.
                                             Its: General Partner


                                             By:________________________________
                                                   Its President

                                             CMC HEARTLAND PARTNERS IV, a
                                             Delaware limited liability company


                                             By:________________________________
                                             Its:_______________________________

LASALLE BANK NATIONAL ASSOCIATION,
a national banking association


By:________________________________
Its:_______________________________

                                   EXHIBIT A
                                   ---------

                         [Closing Checklist Attached]

                                   EXHIBIT B
                                   ---------

                           [See Attached Schedules]

                                 SCHEDULE 1.1D
                                 -------------

           [Attached Legal Description for Fife Mortgaged Property]

                                      12